Rochester Fund Municipals
                         Exhibit 24(b)(16) to Form N-1A
                      Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution                     Amount From              Amount From
  Reinvestment                     Investment               Long or Short-Term                 Reinvestment
  (Ex)Date                         Income                   Capital Gains                      Price
Class A Shares
   02/02/87                         0.1000000                 0.1080000                          15.950
   02/27/87                         0.1000000                 0.0000000                          15.930
   03/27/87                         0.1000000                 0.0000000                          16.010
   04/29/87                         0.1000000                 0.0000000                          15.350
   05/28/87                         0.1000000                 0.0000000                          15.170
   06/26/87                         0.1000000                 0.0000000                          15.280
   07/28/87                         0.1000000                 0.0000000                          15.340
   08/27/87                         0.1000000                 0.0000000                          15.430
   09/28/87                         0.1000000                 0.0000000                          15.310
   10/28/87                         0.1000000                 0.0000000                          14.950
   11/27/87                         0.1000000                 0.0000000                          15.370
   12/29/87                         0.1000000                 0.0000000                          15.420
   01/28/88                         0.1000000                 0.0000000                          15.520
   02/26/88                         0.1000000                 0.0000000                          15.730
   03/29/88                         0.1000000                 0.0000000                          15.620
   04/28/88                         0.1000000                 0.0000000                          15.670
   05/27/88                         0.1000000                 0.0000000                          15.670
   06/29/88                         0.1000000                 0.0000000                          15.750
   07/29/88                         0.1000000                 0.0000000                          15.830
   08/30/88                         0.1000000                 0.0000000                          15.820
   09/29/88                         0.1000000                 0.0000000                          15.970
   10/27/88                         0.1000000                 0.0000000                          15.980
   11/28/88                         0.1000000                 0.0000000                          15.970
   12/28/88                         0.1000000                 0.0000000                          15.990
   01/27/89                         0.1000000                 0.0000000                          16.060
   02/27/89                         0.1000000                 0.0000000                          16.060
   03/28/89                         0.1000000                 0.0000000                          16.030
   04/27/89                         0.1000000                 0.0000000                          16.090
   05/26/89                         0.1000000                 0.0000000                          16.170
   06/28/89                         0.1000000                 0.0000000                          16.210
   07/28/89                         0.1000000                 0.0000000                          16.290
   08/28/89                         0.1000000                 0.0000000                          16.190
   09/28/89                         0.1000000                 0.0000000                          16.130
   10/30/89                         0.1000000                 0.0000000                          16.190
   11/28/89                         0.1000000                 0.0000000                          16.250
   12/27/89                         0.1000000                 0.0000000                          16.320
   01/29/90                         0.1000000                 0.0000000                          16.110
   02/26/90                         0.1000000                 0.0000000                          16.250
   03/28/90                         0.1000000                 0.0000000                          16.180
   04/26/90                         0.1000000                 0.0000000                          15.970
   05/29/90                         0.1000000                 0.0000000                          16.250
   06/27/90                         0.1000000                 0.0000000                          16.270
   07/27/90                         0.1000000                 0.0000000                          16.420
   08/28/90                         0.1000000                 0.0000000                          16.190
   09/26/90                         0.1000000                 0.0000000                          16.150
   10/29/90                         0.1000000                 0.0000000                          16.160

Rochester Fund Municipals
Page 2


  Distribution                     Amount From              Amount From
  Reinvestment                     Investment               Long or Short-Term                  Reinvestment
  (Ex)Date                         Income                   Capital Gains                       Price
Class A Shares (Continued)
   11/28/90                         0.1000000                 0.0000000                          16.270
   12/27/90                         0.1000000                 0.0000000                          16.260
   01/29/91                         0.1000000                 0.0000000                          16.250
   02/26/91                         0.1000000                 0.0000000                          16.310
   03/27/91                         0.1000000                 0.0000000                          16.350
   04/26/91                         0.1000000                 0.0000000                          16.520
   05/29/91                         0.1000000                 0.0000000                          16.520
   06/26/91                         0.1000000                 0.0000000                          16.510
   07/29/91                         0.1000000                 0.0000000                          16.680
   08/28/91                         0.1000000                 0.0000000                          16.790
   09/26/91                         0.1000000                 0.0000000                          16.880
   10/29/91                         0.1000000                 0.0000000                          16.930
   11/26/91                         0.1000000                 0.0000000                          16.910
   12/27/91                         0.1000000                 0.0351000                          16.950
   01/29/92                         0.1000000                 0.0000000                          16.870
   02/26/92                         0.1000000                 0.0000000                          16.800
   03/27/92                         0.1000000                 0.0000000                          16.890
   04/28/92                         0.1000000                 0.0000000                          17.000
   05/27/92                         0.1000000                 0.0000000                          17.110
   06/26/92                         0.1000000                 0.0000000                          17.350
   07/29/92                         0.1000000                 0.0000000                          17.910
   08/27/92                         0.1000000                 0.0000000                          17.550
   09/28/92                         0.1000000                 0.0000000                          17.550
   10/28/92                         0.1000000                 0.0000000                          17.270
   11/25/92                         0.1000000                 0.0000000                          17.610
   12/29/92                         0.1000000                 0.0000000                          17.640
   01/28/93                         0.1000000                 0.0000000                          17.720
   02/24/93                         0.1000000                 0.0000000                          18.300
   03/29/93                         0.1000000                 0.0000000                          18.210
   04/28/93                         0.1000000                 0.0000000                          18.310
   05/27/93                         0.0950000                 0.0000000                          18.380
   06/28/93                         0.0950000                 0.0000000                          18.670
   07/28/93                         0.0950000                 0.0000000                          18.570
   08/27/93                         0.0950000                 0.0000000                          18.980
   09/28/93                         0.1000000                 0.0000000                          19.180
   10/27/93                         0.0950000                 0.0000000                          19.110
   11/26/93                         0.0950000                 0.0000000                          18.780
   12/23/93                         0.0970000                 0.0000000                          19.020
   01/24/94                         0.0950000                 0.0000000                          18.980
   02/22/94                         0.0950000                 0.0000000                          18.710
   03/24/94                         0.0950000                 0.0000000                          18.090
   04/22/94                         0.0950000                 0.0000000                          17.520
   05/24/94                         0.0950000                 0.0000000                          17.430
   06/23/94                         0.0950000                 0.0000000                          17.560
   07/22/94                         0.0950000                 0.0000000                          17.460
   08/24/94                         0.0950000                 0.0000000                          17.470
   09/23/94                         0.0950000                 0.0000000                          17.140
   10/24/94                         0.0950000                 0.0000000                          16.770
   11/22/94                         0.0950000                 0.0000000                          15.590
   12/23/94                         0.0950000                 0.0000000                          16.260


Rochester Fund Municipals
Page 3


  Distribution                     Amount From               Amount From
  Reinvestment                     Investment                Long or Short-Term                Reinvestment
  (Ex)Date                         Income                    Capital Gains                     Price
Class A Shares (Continued)
   01/24/95                         0.0950000                 0.0000000                          16.470
   02/21/95                         0.0900000                 0.0000000                          17.060
   03/28/95                         0.0900000                 0.0000000                          17.290
   04/25/95                         0.0900000                 0.0000000                          17.440
   05/23/95                         0.0900000                 0.0000000                          17.610
   06/27/95                         0.0900000                 0.0000000                          17.710
   07/25/95                         0.0900000                 0.0000000                          17.510
   08/22/95                         0.0900000                 0.0000000                          17.400
   09/26/95                         0.0910000                 0.0000000                          17.690
   10/24/95                         0.0910000                 0.0000000                          17.870
   11/21/95                         0.0910000                 0.0000000                          17.950
   12/27/95                         0.0910000                 0.0000000                          18.110
   01/23/96                         0.0910000                 0.0000000                          18.090
   02/20/96                         0.0910000                 0.0000000                          18.010
   03/26/96                         0.0910000                 0.0000000                          17.700
   04/23/96                         0.0920000                 0.0000000                          17.550
   05/28/96                         0.0920000                 0.0000000                          17.630
   06/25/96                         0.0920000                 0.0000000                          17.390
   07/23/96                         0.0920000                 0.0000000                          17.520
   08/27/96                         0.0920000                 0.0000000                          17.660
   09/24/96                         0.0920000                 0.0000000                          17.660
   10/22/96                         0.0920000                 0.0000000                          17.750
   11/26/96                         0.0920000                 0.0000000                          18.010
   12/27/96                         0.0920000                 0.0000000                          17.980


Rochester Fund Municipals
Page 4


1. Average Annual Total Returns for the Periods Ended 12/31/96:

   The formula for calculating average annual total return is as follows:

            1                            ERV n
   --------------- = n                  (---) - 1 = average annual total return
   number of years                        P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000



Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

   One Year                                        Five Year

   $1,003.63 1                                     $1,390.25 .2
 (---------)  - 1 =  0.36%                         (---------)   - 1 = 6.81%
    $1,000                                          $1,000



   Ten Year

   $2,156.89 .1
 (---------)  - 1 = 7.99%
     $1,000



Examples at NAV:

Class A Shares

   One Year                                         Five Year

   $1,053.72 1                                      $1,459.67 .2
 (---------)  - 1 = 5.37%                           (---------)   - 1 = 7.86%
   $1,000                                              $1,000


   Ten Year

   $2,264.42 .1
 (----------)  - 1 = 8.52%
     $1,000

Rochester Fund Municipals
Page 5


2.  Cumulative Total Returns for the Periods Ended 12/31/96:

    The formula for calculating cumulative total return is as follows:

         (ERV - P) / P  =  Cumulative Total Return


Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

     One Year                                   Five Year

     $1,003.63 - $1,000                         $1,390.25 - $1,000
     ------------------  =   0.36%              ------------------  = 39.03%
           $1,000                                      $1,000



     Ten Year

     $2,156.89 - $1,000
     ------------------   = 115.69%
           $1,000



Examples at NAV:

Class A Shares

     One Year                                      Five Year

     $1,053.72 - $1,000                            $1,459.67 - $1,000
     ------------------  =   5.37%                 ------------------  = 45.97%
           $1,000                                        $1,000



     Ten Year

     $2,264.42 - $1,000
    ------------------  = 126.44%
           $1,000

Rochester Fund Municipals
Page 6


3.  Standardized Yield for the 30-Day Period Ended 12/31/96:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                     a - b          6
      Yield =  2 { (--------  +  1 )  -  1 }
                    cd or ce

    The symbols above represent the following factors:

      a = Dividends and interest earned during the 30-day period.
      b = Expenses accrued for the period (net of any expense
            reimbursements).
      c = The average  daily  number of Fund shares  outstanding  during the
            30-day period that were entitled to receive dividends.
      d = The Fund's  maximum  offering price  (including  sales charge) per share on the last day of the period.
      e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.

Class A Shares

Example, assuming a maximum sales charge of 4.75%:

          $12,444,021.75 - $1,754,099.35      6
       2{(------------------------------ +  1)  - 1}  =  5.37%
            127,694,346  x  $18.90



4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 12/31/96:

    The Fund's dividend yields are calculated using the following formula:

         Dividend Yield   =  { (a / 30) x 365 } / b or c

    The symbols above represent the following factors:

    a = The accrual dividend earned during the period.
    b = The Fund's maximum offering price (including sales charge)
        per share on the last day of the period.
    c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.

Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering                  ($.0841939/30 x 365) / $18.90  =  5.42%


  Dividend Yield
  at Net Asset Value                   ($.0841939/30 x 365) / $18.00  =  5.69%

Rochester Fund Municipals
Page 7



5.     TAX-EQUIVALENT YIELDS FOR THE 30-DAY PERIOD ENDED 12/31/96:

   The Fund's tax-equivalent yields are calculated using the following formula:


       a
      -----  +  b  =  Tax-Equivalent Yield
      1 - c


   The symbols above represent the following factors:

   a = 30-day SEC yield of tax-exempt security positions in the portfolio.
   b = 30-day SEC yield of taxable security positions in the portfolio.
   c = Combined stated tax rate (e.g., federal, state and New York City income tax rates for an individual in the 39.6% federal tax bracket filing singly).


Examples:

  Class A Shares
                                       .0537
                                    -----------  +  0  =  9.96%
                                    1  -  .4608



Combined Stated Tax Rate Formula:

          1 - {(1-d)(1-(e+f))} = Combined Stated Tax Rate

   The symbols above represent the following factors:

   d = Stated federal tax rate (e.g., federal income tax rate for an individual in the 39.6% federal tax bracket filing singly).
   e = Stated New York State tax rate (e.g., for an individual in the 39.6% federal and 6.850% state tax bracket filing singly).
   f = Stated New York City tax rate (e.g., for an individual in the 39.6% federal and 3.88% city tax bracket filing singly).

    Example:   1 - {(1 - .3960)(1 - (.06850+.03880))} =  46.08%